EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of EUPA International Corporation (the “Corporation”) on Form 10-QSB/A (No. 1) for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yuan-Chung Tsai, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Yuan-Chung Tsai
Yuan-Chung Tsai
President and Chief Executive Officer

March 10, 2006

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